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                                                                  EXHIBIT 23.10

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ John C. Malone

John C. Malone

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ Leo J. Hindery, Jr.

Leo J. Hindery, Jr.

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ Gary S. Howard

Gary S. Howard
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February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ Joseph J. Collins

Joseph J. Collins

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ Carl U.J. Rossetti

Carl U. J. Rossetti

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ Robert J. Miron

Robert J. Miron

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ Jeffrey T. DeLorme

Jeffrey T. DeLorme

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ Jack A. Markell

Jack A. Markell

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ Ajit M. Dalvi

Ajit M. Dalvi

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ John F. Connelly

John F. Connelly

February 9, 1998

The Board of Directors
PRIMESTAR, Inc.
8085 South Chester, Suite 300
Englewood, CO 80112

Ladies and Gentlemen:

  Upon consummation of the Restructuring Transaction (as such term is defined in the PRIMESTAR, Inc. Prospectus, dated February 9, 1998), I consent to serve as a director of PRIMESTAR, Inc.

Sincerely,

/s/ John W. Goddard

John W. Goddard